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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
             (Date of earliest event reported):  September 13, 1995



                               REXON INCORPORATED
                               ------------------
            (Exact name of Registrant as specified in its charter.)




              Delaware               2-76563               95-3280670
          ---------------     ------------------------   --------------
          (State or other     (Commission File Number)   (IRS Employer
          jurisdiction of                                Identification
          incorporation)                                     Number)




  One Progress Plaza, Suite 2110, St. Petersburg, Florida              33701
  -------------------------------------------------------            ----------
        (Address of principal executive offices)                     (Zip Code)


      Registrant's telephone number, including area code:  (813) 896-9609

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                               REXON INCORPORATED
                               ------------------
                                   REPORT ON
                                   ---------
                                    FORM 8-K
                                    --------
                               SEPTEMBER 13, 1995
                               ------------------


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.
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                 On September 13, 1995, Rexon Incorporated (the "Company")
filed a voluntary Petition for Relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Colorado (Bankruptcy Case No. 95-19439 CEM). The voluntary Petition allows the Company to remain as debtor-in-possession of its assets and business while being subject to the supervision and orders of the Bankruptcy Court for certain transactions or actions.

                 The Company's wholly-owned subsidiary, Rexon/Tecmar, Inc., also filed a voluntary Petition for Relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Colorado (Bankruptcy Case No. 95-19438 PAC). The two bankruptcy cases are being jointly administered under Case No. 95-19438 PAC.

                 Copies of these bankruptcy files are available from the Company upon written request to Rexon Incorporated, 1900 Pike Road, Suite 3, Longmont, Colorado 80501, Attention: Chief Financial Officer.

                 The Company is required to file certain financial statements as of the bankruptcy filing date on or before October 16, 1995.

                 The Company has also received notice from the National Association of Securities Dealers ("NASD") that it currently is not in compliance with NASD's Bylaws which require, among other things, that the Company provide NASDAQ with financial statements, including a balance sheet and income statement as of the date of the Company's bankruptcy filing. In addition, in order to remain listed on the NASDAQ National Market System, the Company must satisfy a certain threshold of net tangible assets and the minimum bid price for the Company's stock must equal at least $1. The Company has requested an extension to comply with these requirements. The Company may have difficulty satisfying some of these requirements and, if it is unsuccessful, its shares may be delisted from the National Market System.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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         (c)     EXHIBITS.
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                   99.1    Press Release, dated September 13, 1995.



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                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

         DATED:  October 6, 1995

                                             REXON INCORPORATED



                                             By /s/ Irvin R. Reuling
                                                ------------------------------
                                                Irvin R. Reuling
                                                Chief Financial Officer



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